UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2023
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
Integrated Resource Plan
On December 15, 2023, Otter Tail Power Company (OTP), a wholly-owned subsidiary of Otter Tail Corporation, submitted a second supplemental resource plan filing to the Minnesota Public Utilities Commission (MPUC). The supplemental filing updates OTP’s original 2022 Integrated Resource Plan (2022 IRP), which was filed on September 1, 2021, and updated through a supplemental filing on March 31, 2023. In the latest supplemental filing, OTP outlined its updated plan for meeting Minnesota customers’ anticipated capacity and energy needs while maintaining system reliability and low electric service rates. Based on feedback received on the preferred plan outlined in our March 31, 2023 supplemental filing, and a lack of interjurisdictional consensus on aspects of the plan, OTP is proposing bifurcating its resource planning. OTP is proposing to prospectively plan to serve its Minnesota customers with resources dedicated to and recovered solely from Minnesota customers and serve its other jurisdictions with resources dedicated to and recovered from those jurisdictions. Bifurcated resource planning would diverge from OTP’s historical practice of resource planning on an integrated basis for all jurisdictions served.
With the proposal of bifurcated resource planning, the supplemental filing outlines OTP’s preferred plan for Minnesota only. The preferred plan in this supplemental filing includes:
–repowering four of our existing wind facilities in 2025;
–the addition of approximately 200 megawatts of solar generation in 2025
–the addition of approximately 100 megawatts of wind generation in 2026;
–the addition of on-site liquified natural gas fuel storage at our Astoria Station natural gas plant in 2027;
–the designation of Coyote Station, a jointly-owned coal-fired generation plant, as an Available Maximum Emergency Resource beginning in 2029 and annually thereafter;
–a withdrawal from our 35 percent ownership interest in Coyote Station in the event we are required to make a major, non-routine capital investment in the plant; and
–the addition of approximately 50 megawatts of wind generation in 2032.
The timing of these resource additions is subject to project development requirements and may require adjustment given the passage of time. Some of these resources are expected to be available on a system wide basis.
The preferred plan requests the MPUC issue an order allowing the Minnesota’s jurisdictionally allocated share of the generation from Coyote Station be designated as an Available Maximum Emergency (AME) Resource beginning March 1, 2029, subject to a fatal flaw analysis to be performed by OTP. AME Resources are resources called on only in the event of a maximum generation event, such as in the cases of extreme heat, cold, or other extreme events. Designating Coyote Station as an AME Resource would allow us to retain Coyote Station’s capacity, thereby providing an important reliability benefit. This also helps ensure we remain compliant with market monitoring regulations and our contractual obligations to the co-owners of Coyote Station while advancing our compliance with Minnesota's carbon-free standard. The supplemental filing requests Minnesota customer rates continue to include the recovery of an allocated share of OTP’s costs associated with owning the plant, and a return on those costs, as well as the fixed costs of operating the plant. The variable cost of operating the plant, which consists primarily of variable fuel costs, would not be attributed to Minnesota customers, except when the plant is called upon in emergency situations.
Compared to the preferred plan outlined in our March 31, 2023 supplemental filing, this most recent supplemental filing reduces the total requested new renewable generation resources being added to our portfolio, adjusts the timing of requested renewable generation additions, requests the designation of Coyote Station as an AME Resource, and introduces bifurcated resource planning. A formal hearing on the IRP with the MPUC is scheduled for January 4, 2024. The supplemental IRP filing made December 15, 2023 outlines our proposed resource plan for Minnesota, and we anticipate filing future resource plans on a bifurcated basis in North Dakota and South Dakota.
Forward-looking Statements
Except for historical information contained here, the statements in this Current Report on Form 8-K are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “could,” “estimate,” “may,” “plan,” “should,” “would” and similar words and expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of management. Forward-looking statements made herein, which include future investments and capital expenditures, and expectations regarding regulatory proceedings, as well as other assumptions and statements, involve known and unknown risks and uncertainties that may cause our actual results in current or future periods to differ materially from the forecasted assumptions and expected results. The Company’s risks and uncertainties include, among other things, long-term investment risk, seasonal weather patterns and extreme weather events, the impact of government legislation and regulation including foreign trade policy and environmental laws and regulations, the impact of climate change including compliance with legislative and regulatory changes to address climate change, operational and economic risks associated with our electric generating facilities, risks associated with energy markets, the availability and pricing of resource materials, and changing macroeconomic and industry conditions. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: December 21, 2023	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer